                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 15, 2004
                                                          -------------

                          ---------------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

             New York                     0-3319               13-1784308
             --------                     ------               ----------
    (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)              File Number)         Identification No.)

             One Commerce Park, Valhalla, NY                   10595
             ---------------------------------------------------------
          (Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                           --------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   Financial Statements of Business Acquired.

               Not Applicable.

         (b)   Pro Forma Financial Information.

               Not Applicable.

         (c)   Exhibits.

               99.01 Press Release dated June 15, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On June 15, 2004, the Registrant  announced  operating  results for the fiscal year 2004 third  quarter and nine months  ended May 1, 2004,  as well as summary balance sheet data as of May 1, 2004. Such information, including the Exhibit attached hereto,  shall not be deemed "filed" for purposes of Section 18 of the Securities  Act of 1934, as amended,  nor shall it be deemed  incorporated  by  reference in any filing under the
         Securities  Act of 1933,  as amended,  except as shall be expressly set forth by specific reference in such filing. For additional information, reference  is made to the press  release  which is  attached  hereto as
         Exhibit 99.01 and is incorporated herein by reference.

                                       2

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           DEL GLOBAL TECHNOLOGIES CORP.
                                           -----------------------------
                                                   (Registrant)

Date:  June 15, 2004
                                           By: /s/ Thomas V. Gilboy
                                               -----------------------------
                                               Thomas V. Gilboy
                                               Chief Financial Officer

                                       3

                                  EXHIBIT INDEX
                                  -------------

           Exhibit No.                 Description
           -----------                 -----------

           99.01               Press Release dated June 15, 2004

                                       4